                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



   Date of Report (Date of earliest event reported):     October 31, 1995
                                                        ----------------------



                         SunGard/(R)/ Data Systems Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                                 7379                               51-0267091
  (State or other jurisdiction of          (Primary Standard Industrial               (I.R.S. Employer
  incorporation or organization)           Classification Code Number)               Identification No.)

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            1285 Drummers Lane, Wayne, Pennsylvania                 19087
            (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code:     (610) 341-8700
                                                           ------------------


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)
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Item 2.      Acquisition or Disposition of Assets
             ------------------------------------

             See press release attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (a)    Financial Statements.

                    Previously reported.*

             (b)    Pro Forma Financial Information.

                    Previously reported.*

             (c)    Exhibits.

                    2.1    Agreement and Plan of Reorganization dated September
                           29, 1995 by and among SunGard, Newco, MACESS and the Principals. (Previously reported.*)

                    2.2 Agreement and Plan of Merger dated September 29, 1995 by and among SunGard, Newco and MACESS. (Previously reported.*)

                    99.1   Press Release dated October 31, 1995.

_______________
*  Previously reported in the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 1995.

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                                   SIGNATURE
                                   ---------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 1, 1995

                                             SUNGARD DATA SYSTEMS INC.



                                             By:  /s/ Lawrence A. Gross
                                                  ------------------------
                                                  Lawrence A. Gross
                                                  Vice President and
                                                  General Counsel
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                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1   Press Release dated October 31, 1995.